UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	07/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  JULY 31, 2009

Annual Report to Shareholders

DWS Large Company Growth Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

22 Financial Statements

26 Financial Highlights

31 Notes to Financial Statements

39 Report of Independent Registered Public Accounting Firm

40 Tax Information

41 Summary of Management Fee Evaluation by Independent Fee Consultant

46 Summary of Administrative Fee Evaluation by Independent Fee Consultant

47 Board Members and Officers

51 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. All these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated April 1, 2009 are 1.38%, 2.20%, 2.09% and 0.83% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense-related disclosure for the period ended July 31, 2009.

Returns and rankings during all periods shown for Class B and C shares and for the 3-year, 5-year and 10-year periods shown for Class A shares and for the 5-year and Life of Class periods shown for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for the period prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of the DWS Large Company Growth Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/09
DWS Large Company Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	-19.67%	-2.82%	.89%	-3.42%
Class B	-20.26%	-3.54%	.13%	-4.17%
Class C	-20.28%	-3.55%	.13%	-4.15%
Russell 1000® Growth Index+	-17.57%	-2.64%	.70%	-3.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 7/31/09
DWS Large Company Growth Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-19.34%	-2.37%	1.35%	-3.93%
Russell 1000 Growth Index+	-17.57%	-2.64%	.70%	-3.34%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on December 29, 2000. Index returns began on December 31, 2000.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 7/31/09	$ 22.42	$ 21.09	$ 21.11	$ 22.99
7/31/08	$ 27.91	$ 26.45	$ 26.48	$ 28.62
Distribution Information: Twelve Months as of 7/31/09: Income Dividends	$ —	$ —	$ —	$ .08
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 7/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	415	of	838	50
3-Year	274	of	710	39
5-Year	227	of	596	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Company Growth Fund — Class A [] Russell 1000 Growth Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/09
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,571	$8,649	$9,854	$6,655
	Average annual total return	-24.29%	-4.72%	-.29%	-3.99%
Class B	Growth of $10,000	$7,734	$8,795	$9,967	$6,534
	Average annual total return	-22.66%	-4.19%	-.07%	-4.17%
Class C	Growth of $10,000	$7,972	$8,972	$10,067	$6,542
	Average annual total return	-20.28%	-3.55%	.13%	-4.15%
Russell 1000 Growth Index+	Growth of $10,000	$8,243	$9,228	$10,353	$7,218
	Average annual total return	-17.57%	-2.64%	.70%	-3.21%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Large Company Growth Fund — Institutional Class [] Russell 1000 Growth Index+

Yearly periods ended July 31
Comparative Results as of 7/31/09
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$806,600	$930,500	$1,069,100	$708,900
	Average annual total return	-19.34%	-2.37%	1.35%	-3.93%
Russell 1000 Growth Index+	Growth of $1,000,000	$824,300	$922,800	$1,035,300	$747,200
	Average annual total return	-17.57%	-2.64%	.70%	-3.34%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated April 1, 2009 is 1.09% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense-related disclosure for the period ended July 31, 2009.

Returns and rankings for the 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 7/31/09
DWS Large Company Growth Fund	1-Year	3-Year	5-Year	10-Year
Class S	-19.54%	-2.60%	1.12%	-3.19%
Russell 1000 Growth Index+	-17.57%	-2.64%	.70%	-3.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/09	$ 22.84
7/31/08	$ 28.43
Distribution Information: Twelve Months as of 7/31/09: Income Dividends	$ .03
Class S Lipper Rankings — Large-Cap Growth Funds Category as of 7/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	404	of	838	49
3-Year	249	of	710	36
5-Year	188	of	596	32
10-Year	226	of	315	72

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Company Growth Fund — Class S [] Russell 1000 Growth Index+

Yearly periods ended July 31
Comparative Results as of 7/31/09
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,046	$9,240	$10,575	$7,234
	Average annual total return	-19.54%	-2.60%	1.12%	-3.19%
Russell 1000 Growth Index+	Growth of $10,000	$8,243	$9,228	$10,353	$7,218
	Average annual total return	-17.57%	-2.64%	.70%	-3.21%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2009 to July 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/09	$ 1,152.70	$ 1,148.70	$ 1,148.50	$ 1,153.50	$ 1,154.70
Expenses Paid per $1,000*	$ 7.26	$ 11.13	$ 11.13	$ 6.51	$ 4.92
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/09	$ 1,018.05	$ 1,014.43	$ 1,014.43	$ 1,018.74	$ 1,020.23
Expenses Paid per $1,000*	$ 6.80	$ 10.44	$ 10.44	$ 6.11	$ 4.61
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Company Growth Fund	1.36%	2.09%	2.09%	1.22%	.92%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS Large Company Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Large Company Growth Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Owen Fitzpatrick, CFA

Lead Portfolio Manager

Brendan O'Neill, CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

During DWS Large Company Growth Fund's most recent fiscal year ended July 31, 2009, the stock market continued to endure intense volatility due to the severe global recession, but began to stage a rally at the end of the first quarter of this year. In 2009, earnings for many high-profile companies have exceeded expectations, surprising analysts after several months of extremely disappointing earnings results. As hope emerged that the worst economic downturn since the Great Depression could be nearing its end, economic statistics seemed to be improving. Government programs that have helped to restore global liquidity contributed to the market's bounce back. In addition, emerging markets have displayed growth, as China's economic stimulus boosted the prospects for companies doing business in Asia. However, many analysts remain cautious, as US unemployment continues to inch toward 10%.

For the 12-month period ended July 31, 2009, Class A shares of DWS Large Company Growth Fund returned -19.67%, underperforming the Russell 1000® Growth Index return of -17.57%, but outpacing the Lipper Large-Cap Growth Funds average return of -19.92%.1,2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.)

During the rally that extended from the end of March through July, many low-quality "beaten-down" issues (which we had largely avoided) were snapped up by investors and posted large gains. We were skeptical early on whether this rally could be sustained, and were reluctant to shift the portfolio's positioning until we began to see additional data and consistent signs of economic stabilization. We then began to increase risk in the portfolio in April and May as signs of a recovery became more apparent. Though it can be difficult to not fully participate in what we viewed as a "low-quality" initial rally, we prefer to invest in stocks that we feel properly reward investors over the long term.

Positive Contributors to Fund Performance

Several of the most significant individual contributions to performance during the period came from the information technology area. Top technology sector performers included Research in Motion Ltd., Apple, Inc. and Broadcom Corp. These companies fit our investment theme of seeking to capitalize on the recent boom in wireless communications, where demand for wireless devices (including "smartphones") from both individuals and businesses has surged. Research in Motion, a designer, manufacturer and marketer of wireless devices, was an especially strong performer, though we trimmed our holdings there in late June following the company's forecast for reduced earnings.

Stock selection in the materials sector was also positive. Shares of the agricultural chemical firm The Mosaic Co., purchased in the second half of the period, performed well as global demand for agricultural commodities surged based on government stimulus.

In addition, the fund benefited from an underweight, or lower weighting in a given sector or security than the benchmark, to the industrial and financial areas. These sectors were hit particularly hard by the economic downturn and underperformed the broader Index. However, late in the period the fund added T. Rowe Price Group, Inc. to the portfolio, as this financial firm has benefited from rising asset values in the securities markets.

Negative Contributors to Fund Performance

The largest overall detractor from fund performance came from stock selection in health care. Overweight positions (a higher weighting in a given sector or security than the benchmark) to Celgene Corp. and Mettler-Toledo International, Inc.* represented the most significant individual detractors during the 12-month period. Investors fear that regulators may significantly alter the landscape for many health care firms in the United States and that currently profitable companies within the sector could be hurt going forward.

Another detractor came from our positioning within the energy sector. As the economy deteriorated, many companies in US industries pulled back on production, reducing demand for natural resources and hurting the energy exploration and servicing sectors. Holdings in Schlumberger Ltd., an oil and gas equipment and services company, and Devon Energy Corp.,* an oil and gas exploration and production company, both underperformed as demand for energy declined.

Outlook and Positioning

Though there is no consensus among analysts regarding how long the recession will last, and no general agreement as to the speed of a prospective recovery, we believe the US economy is turning up. For this reason, we have slightly increased the fund's risk profile, primarily by beginning to boost overweight positions during the latter portion of the 12-month period in two areas — energy and materials stocks — generally classified as "late cyclicals" (those that tend to benefit once economic recovery has truly gathered steam).

In addition, our forecast is for the savings rate of consumers (who as a group are still beset by excessive debt and depressed home values) to trend significantly higher than before the recession, meaning that consumer spending should continue to be restrained. We think that government spending could take up much of the slack from reduced consumer demand. We also believe that despite initial talk concerning "shovel-ready" projects deriving from US government stimulus that would immediately jump-start the economy, stimulus-funded activity is just now beginning to kick in. In our view, the economy will not receive the full benefit of the stimulus until 2010 and 2011.

As of the date of this report, the fund is overweight to materials, telecommunications, energy and technology, with underweights to consumer staples, health care and consumer discretionary. Other sectors such as utilities and financials remain neutrally weighted, i.e., close to benchmark weights.

1 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Large-Cap Growth Funds category is an unmanaged group of mutual funds that invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all dividends. It is not possible to invest directly in a Lipper category.
* Not held in the portfolio as of July 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	7/31/09	7/31/08

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/09	7/31/08

Information Technology	34%	24%
Health Care	14%	20%
Consumer Staples	13%	10%
Industrials	12%	10%
Energy	7%	14%
Consumer Discretionary	7%	10%
Materials	6%	7%
Financials	4%	4%
Telecommunication Services	2%	1%
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2009 (34.6% of Net Assets)
1. Celgene Corp. A global biopharmaceutical company	4.3%
2. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	4.2%
3. Apple, Inc. Manufacturer of personal computers and communication solutions	4.2%
4. QUALCOMM, Inc. Developer and manufacturer of communication systems	3.9%
5. Cisco Systems, Inc. Developer of computer network products	3.3%
6. Broadcom Corp. Provider of integrated silicon solutions that enables broadband digital data transmission	3.1%
7. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	3.0%
8. Monsanto Co. Provider of agricultural products	2.9%
9. Oracle Corp. Supplier of software for enterprise information management	2.9%
10. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2009

	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 6.6%
Hotels Restaurants & Leisure 1.2%
McDonald's Corp.	46,200	2,543,772
Leisure Equipment & Products 0.7%
Hasbro, Inc.	53,300	1,412,450
Multiline Retail 1.1%
Kohl's Corp.* (a)	48,401	2,349,869
Specialty Retail 1.2%
TJX Companies, Inc.	66,700	2,416,541
Textiles, Apparel & Luxury Goods 2.4%
NIKE, Inc. "B" (a)	88,500	5,012,640
Consumer Staples 12.9%
Beverages 4.2%
PepsiCo, Inc.	153,040	8,685,020
Food & Staples Retailing 4.5%
Kroger Co.	67,400	1,441,012
Sysco Corp.	111,100	2,639,736
Wal-Mart Stores, Inc.	105,300	5,252,364
		9,333,112
Food Products 0.9%
Kellogg Co.	40,300	1,914,250
Household Products 3.3%
Church & Dwight Co., Inc.	18,000	1,061,640
Colgate-Palmolive Co.	31,250	2,263,750
Energizer Holdings, Inc.*	53,800	3,446,428
		6,771,818
Energy 7.0%
Energy Equipment & Services 3.1%
Cameron International Corp.*	98,400	3,073,032
Schlumberger Ltd.	40,400	2,161,400
Transocean Ltd.*	15,857	1,263,644
		6,498,076
Oil, Gas & Consumable Fuels 3.9%
Anadarko Petroleum Corp.	40,800	1,966,560
ExxonMobil Corp.	36,900	2,597,391
Occidental Petroleum Corp.	49,600	3,538,464
		8,102,415
Financials 4.3%
Capital Markets 2.6%
Charles Schwab Corp.	75,200	1,343,824
T. Rowe Price Group, Inc.	85,800	4,007,718
		5,351,542
Diversified Financial Services 1.7%
IntercontinentalExchange, Inc.*	16,400	1,542,584
JPMorgan Chase & Co.	51,600	1,994,340
		3,536,924
Health Care 13.9%
Biotechnology 7.7%
Celgene Corp.* (a)	157,400	8,965,504
Gilead Sciences, Inc.* (a)	128,100	6,267,933
Myriad Genetics, Inc.*	28,000	767,760
		16,001,197
Health Care Equipment & Supplies 2.6%
Baxter International, Inc.	52,500	2,959,425
Edwards Lifesciences Corp.*	37,200	2,433,252
		5,392,677
Health Care Providers & Services 1.8%
Express Scripts, Inc.*	51,700	3,621,068
Pharmaceuticals 1.8%
Abbott Laboratories	55,300	2,487,947
Johnson & Johnson	21,306	1,297,322
		3,785,269
Industrials 12.2%
Aerospace & Defense 4.5%
Lockheed Martin Corp.	39,200	2,930,592
Rockwell Collins, Inc.	80,100	3,380,220
United Technologies Corp.	55,000	2,995,850
		9,306,662
Commercial Services & Supplies 1.2%
Stericycle, Inc.* (a)	49,600	2,539,520
Electrical Equipment 2.4%
AMETEK, Inc.	154,500	4,999,620
Machinery 0.9%
Parker Hannifin Corp.	41,900	1,855,332
Road & Rail 3.2%
Burlington Northern Santa Fe Corp.	51,100	4,015,949
Norfolk Southern Corp.	60,800	2,629,600
		6,645,549
Information Technology 33.7%
Communications Equipment 9.2%
Cisco Systems, Inc.*	314,490	6,921,925
QUALCOMM, Inc.	177,100	8,183,791
Research In Motion Ltd.*	53,100	4,035,600
		19,141,316
Computers & Peripherals 9.7%
Apple, Inc.*	52,900	8,643,331
EMC Corp.*	235,000	3,539,100
Hewlett-Packard Co.	88,000	3,810,400
International Business Machines Corp.	33,900	3,997,827
		19,990,658
Internet Software & Services 0.5%
Google, Inc. "A"*	2,400	1,063,320
IT Services 2.0%
Accenture Ltd. "A"	120,500	4,225,935
Semiconductors & Semiconductor Equipment 6.7%
Broadcom Corp. "A"* (a)	226,700	6,399,741
Intel Corp.	299,060	5,756,905
NVIDIA Corp.* (a)	126,600	1,636,938
		13,793,584
Software 5.6%
Adobe Systems, Inc.*	94,600	3,066,932
Microsoft Corp.	111,600	2,624,832
Oracle Corp.	267,000	5,908,710
		11,600,474
Materials 6.4%
Chemicals
Ecolab, Inc.	92,300	3,831,373
Monsanto Co.	71,400	5,997,600
The Mosaic Co.	67,000	3,494,050
		13,323,023
Telecommunication Services 1.6%
Wireless Telecommunication Services
American Tower Corp. "A"*	98,500	3,357,865
Utilities 0.7%
Electric Utilities
FPL Group, Inc.	23,500	1,331,745
Total Common Stocks (Cost $157,266,066)		205,903,243

Securities Lending Collateral 13.3%
Daily Assets Fund Institutional, 0.39% (b) (c) (Cost $27,592,490)	27,592,490	27,592,490

Cash Equivalents 1.0%
Cash Management QP Trust, 0.27% (b) (Cost $2,179,482)	2,179,482	2,179,482
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $187,038,038)+	113.6	235,675,215
Other Assets and Liabilities, Net	(13.6)	(28,298,861)
Net Assets	100.0	207,376,354
* Non-income producing security.
+ The cost for federal income tax purposes was $188,084,906. At July 31, 2009, net unrealized appreciation for all securities based on tax cost was $47,590,309. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,350,120 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,759,811.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2009 amounted to $26,758,862, which is 12.9% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments (d)	$ 205,903,243	$ —	$ —	$ 205,903,243
Short-Term Investments (d)	27,592,490	2,179,482	—	29,771,972
Total	$ 233,495,733	$ 2,179,482	$ —	$ 235,675,215
(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2009
Assets
Investments: Investments in securities, at value (cost $157,266,066) — including $26,758,862 of securities loaned	$ 205,903,243
Investment in Daily Assets Fund Institutional (cost $27,592,490)*	27,592,490
Investment in Cash Management QP Trust (cost $2,179,482)	2,179,482
Total investments, at value (cost $187,038,038)	235,675,215
Cash	10,000
Foreign currency, at value (cost $59,360)	66,704
Dividends receivable	88,867
Interest receivable	3,237
Receivable for Fund shares sold	188,847
Other assets	38,360
Total assets	236,071,230
Liabilities
Payable for investments purchased	348,460
Payable for Fund shares redeemed	410,306
Payable upon return of securities loaned	27,592,490
Accrued management fee	111,375
Other accrued expenses and payables	232,245
Total liabilities	28,694,876
Net assets, at value	$ 207,376,354
Net Assets Consist of
Undistributed net investment income	758,741
Net unrealized appreciation (depreciation) on: Investments	48,637,177
Foreign currency	9,012
Accumulated net realized gain (loss)	(257,576,972)
Paid-in capital	415,548,396
Net assets, at value	$ 207,376,354
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($30,878,952 ÷ 1,377,594 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.42
Maximum offering price per share (100 ÷ 94.25 of $22.42)	$ 23.79

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,720,629 ÷ 81,592 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.09

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,409,933 ÷ 161,517 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.11
Class S Net Asset Value, offering and redemption price per share ($159,490,828 ÷ 6,983,110 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.84
Institutional Class Net Asset Value, offering and redemption price per share ($11,876,012 ÷ 516,489 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.99

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $17,499)	$ 2,977,829
Interest — Cash Management QP Trust	71,370
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	59,849
Total Income	3,109,048
Expenses: Management fee	1,211,536
Administration fee	196,998
Services to shareholders	522,934
Custodian fee	13,491
Distribution and service fees	84,938
Professional fees	102,062
Trustees' fees and expenses	8,066
Reports to shareholders	100,995
Registration fees	69,843
Other	15,587
Total expenses before expense reductions	2,326,450
Expense reductions	(3,777)
Total expenses after expense reductions	2,322,673
Net investment income (loss)	786,375
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(28,105,130)
Foreign currency	(21,902)
(28,127,032)
Change in net unrealized appreciation (depreciation) on: Investments	(23,352,156)
Foreign currency	6,978
(23,345,178)
Net gain (loss)	(51,472,210)
Net increase (decrease) in net assets resulting from operations	$ (50,685,835)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2009	2008
Operations: Net investment income (loss)	$ 786,375	$ 395,576
Net realized gain (loss)	(28,127,032)	40,236,480
Change in net unrealized appreciation (depreciation)	(23,345,178)	(38,824,606)
Net increase (decrease) in net assets resulting from operations	(50,685,835)	1,807,450
Distributions to shareholders from: Net investment income: Class A	—	(35,152)
Class S	(234,165)	(1,079,579)
Institutional Class	(61,071)	(130,258)
Total distributions	(295,236)	(1,244,989)
Fund share transactions: Proceeds from shares sold	51,752,662	42,717,636
Reinvestment of distributions	274,375	1,203,359
Cost of shares redeemed	(51,631,525)	(84,864,164)
Redemption fees	3,605	3,681
Net increase (decrease) in net assets from Fund share transactions	399,117	(40,939,488)
Increase (decrease) in net assets	(50,581,954)	(40,377,027)
Net assets at beginning of period	257,958,308	298,335,335
Net assets at end of period (including undistributed net investment income of $758,741 and $289,504, respectively)	$ 207,376,354	$ 257,958,308

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 27.91	$ 28.04	$ 24.47	$ 24.36	$ 21.54
Income (loss) from investment operations: Net investment income (loss)[a]	.06	(.03)	.05[d]	(.07)	.05
Net realized and unrealized gain (loss)	(5.55)	(.05)[e]	3.52	.25	2.77
Total from investment operations	(5.49)	(.08)	3.57	.18	2.82
Less distributions from: Net investment income	—	(.05)	—	(.07)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.42	$ 27.91	$ 28.04	$ 24.47	$ 24.36
Total Return (%)[b]	(19.67)	(.30)[c]	14.59[c,d]	.69[c]	13.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	20	20	24	28
Ratio of expenses before expense reductions (%)	1.34	1.38	1.30	1.37	1.27
Ratio of expenses after expense reductions (%)	1.34	1.36	1.28	1.35	1.27
Ratio of net investment income (loss) (%)	.24	(.12)	.17[d]	(.26)	.22
Portfolio turnover rate (%)	62	43	23	16	20
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
[e] The amount of net realized and unrealized loss shown for a share outstanding for the year ended July 31, 2008 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.
* Amount is less than $.005.

Class B Years Ended July 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 26.45	$ 26.74	$ 23.50	$ 23.51	$ 20.94
Income (loss) from investment operations: Net investment income (loss)[a]	(.08)	(.23)	(.13)[d]	(.24)	(.11)
Net realized and unrealized gain (loss)	(5.28)	(.06)[e]	3.37	.23	2.68
Total from investment operations	(5.36)	(.29)	3.24	(.01)	2.57
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 21.09	$ 26.45	$ 26.74	$ 23.50	$ 23.51
Total Return (%)[b,c]	(20.26)	(1.08)	13.79[d]	(.04)	12.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	3	4
Ratio of expenses before expense reductions (%)	2.24	2.20	2.07	2.45	2.30
Ratio of expenses after expense reductions (%)	2.10	2.14	2.01	2.11	2.05
Ratio of net investment income (loss) (%)	(.52)	(.90)	(.56)[d]	(1.02)	(.56)
Portfolio turnover rate (%)	62	43	23	16	20
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
[e] The amount of net realized and unrealized loss shown for a share outstanding for the year ended July 31, 2008 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.
* Amount is less than $.005.

Class C Years Ended July 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 26.48	$ 26.76	$ 23.53	$ 23.54	$ 20.97
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.21)	(.14)[d]	(.24)	(.11)
Net realized and unrealized gain (loss)	(5.30)	(.07)[e]	3.37	.23	2.68
Total from investment operations	(5.37)	(.28)	3.23	(.01)	2.57
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 21.11	$ 26.48	$ 26.76	$ 23.53	$ 23.54
Total Return (%)[b]	(20.28)[c]	(1.05)	13.73[c,d]	(.04)[c]	12.26[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	3	3
Ratio of expenses before expense reductions (%)	2.15	2.09	2.06	2.22	2.20
Ratio of expenses after expense reductions (%)	2.09	2.09	2.04	2.12	2.04
Ratio of net investment income (loss) (%)	(.51)	(.85)	(.59)[d]	(1.03)	(.55)
Portfolio turnover rate (%)	62	43	23	16	20
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
[e] The amount of net realized and unrealized loss shown for a share outstanding for the year ended July 31, 2008 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.
* Amount is less than $.005.

Class S Years Ended July 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 28.43	$ 28.56	$ 24.86	$ 24.73	$ 21.81
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.05	.11[c]	(.01)	.10
Net realized and unrealized gain (loss)	(5.65)	(.05)[d]	3.59	.26	2.82
Total from investment operations	(5.56)	—	3.70	.25	2.92
Less distributions from: Net investment income	(.03)	(.13)	—	(.12)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.84	$ 28.43	$ 28.56	$ 24.86	$ 24.73
Total Return (%)	(19.54)	(.03)[b]	14.88[b,c]	.94[b]	13.39[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	212	255	270	349
Ratio of expenses before expense reductions (%)	1.16	1.09	1.04	1.21	1.10
Ratio of expenses after expense reductions (%)	1.16	1.08	1.02	1.11	1.06
Ratio of net investment income (loss) (%)	.42	.16	.43[c]	(.02)	.43
Portfolio turnover rate (%)	62	43	23	16	20
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
[d] The amount of net realized and unrealized loss shown for a share outstanding for the year ended July 31, 2008 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.
* Amount is less than $.005.

Institutional Class Years Ended July 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 28.62	$ 28.73	$ 24.96	$ 24.86	$ 21.88
Income (loss) from investment operations: Net investment income (loss)[a]	.15	.12	.16[c]	.03	.15
Net realized and unrealized gain (loss)	(5.70)	(.04)[d]	3.61	.26	2.83
Total from investment operations	(5.55)	.08	3.77	.29	2.98
Less distributions from: Net investment income	(.08)	(.19)	—	(.19)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.99	$ 28.62	$ 28.73	$ 24.96	$ 24.86
Total Return (%)	(19.34)	.19	15.10[c]	1.12[b]	13.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	21	18	19	37
Ratio of expenses before expense reductions (%)	.89	.83	.83	.99	.84
Ratio of expenses after expense reductions (%)	.89	.83	.83	.96	.84
Ratio of net investment income (loss) (%)	.69	.41	.62[c]	.13	.65
Portfolio turnover rate (%)	62	43	23	16	20
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
[d] The amount of net realized and unrealized loss shown for a share outstanding for the year ended July 31, 2008 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating values of the investments of the Fund.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Large Company Growth Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At July 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $228,825,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($129,871,000), July 31, 2011 ($78,161,000), July 31, 2012 ($20,355,000) and July 31, 2017 ($438,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2008 through July 31, 2009, the Fund incurred approximately $27,705,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 758,741
Capital loss carryforwards	$ (228,825,000)
Net unrealized appreciation (depreciation) on investments	$ 47,590,309

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2009	2008
Distributions from ordinary income	$ 295,236	$ 1,244,989

Redemption Fees. During the year, the Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $125,908,983 and $122,060,487, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.615%
Next $500 million of such net assets	.565%
Over $2.0 billion of such net assets	.515%

Accordingly, for the year ended July 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.615% of the Fund's average daily net assets.

For the period from August 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimbursed or paid certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.39%
Class B	2.14%

Effective October 1, 2008 through September 30, 2009 the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.34%
Class B	2.09%
Class C	2.09%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2009, the Administration Fee was $196,998, of which $16,821 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2009
Class A	$ 40,730	$ —	$ 8,684
Class B	4,277	1,812	619
Class C	7,208	1,687	433
Class S	386,245	—	70,377
Institutional Class	222	—	42
	$ 438,682	$ 3,499	$ 80,155

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended July 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2009
Class B	$ 9,614	$ 1,085
Class C	22,729	2,079
	$ 32,343	$ 3,164

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2009	Annual Effective Rate
Class A	$ 42,300	$ 10,975.22%
Class B	2,891	605.23%
Class C	7,404	1,327.24%
	$ 52,595	$ 12,907

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2009 aggregated $2,931.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2009, the CDSC for Class B and C shares aggregated $2,230 and $324, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2009, DIDI received $64 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $53,855, of which $17,264 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2009, the Fund's custodian fee was reduced by $11 and $267, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2009		Year Ended July 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,101,813	$ 22,839,255	296,864	$ 8,662,855
Class B	56,396	1,095,132	12,674	348,112
Class C	101,742	1,975,806	73,546	2,048,547
Class S	1,157,028	24,534,001	901,591	26,570,912
Institutional Class	60,186	1,308,468	170,905	5,087,210
		$ 51,752,662		$ 42,717,636
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	1,072	$ 31,698
Class S	10,575	213,304	34,645	1,041,428
Institutional Class	3,013	61,071	4,311	130,233
		$ 274,375		$ 1,203,359
Shares redeemed
Class A	(438,812)	$ (9,097,076)	(291,779)	$ (8,416,247)
Class B	(34,274)	(671,093)	(49,802)	(1,367,035)
Class C	(63,779)	(1,253,461)	(71,689)	(1,955,629)
Class S	(1,644,256)	(34,830,500)	(2,401,987)	(71,487,760)
Institutional Class	(283,605)	(5,779,395)	(55,996)	(1,637,493)
		$ (51,631,525)		$ (84,864,164)
Redemption fees		$ 3,605		$ 3,681
Net increase (decrease)
Class A	663,001	$ 13,742,688	6,157	$ 279,623
Class B	22,122	424,039	(37,128)	(1,018,795)
Class C	37,963	722,680	1,857	92,918
Class S	(476,653)	(10,080,474)	(1,465,751)	(43,873,198)
Institutional Class	(220,406)	(4,409,816)	119,220	3,579,964
		$ 399,117		$ (40,939,488)

G. Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events," adopted by the Fund as of July 31, 2009, events and transactions from August 1, 2009 through September 23, 2009, the date the financial statements were available to be issued, have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Large Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Large Company Growth Fund (the "Fund") at July 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 23, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended July 31, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $3,300,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; relocated to Germany in July 2009 as Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
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Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGGAX	SGGBX	SGGCX	SCQGX	SGGIX
CUSIP Number	23338J 822	23338J 814	23338J 798	23338J 772	23338J 756
Fund Number	469	669	769	2060	1469

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2009, DWS Large Company Growth Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LARGE COMPANY GROWTH FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$49,805	$0	$0	$0
2008	$51,900	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$21,500	$31,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$31,000	$600,000	$631,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Company Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	September 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Large Company Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	September 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 30, 2009